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Exhibit 99.2

THE MILLS CORPORATION
SUPPLEMENTAL INFORMATION
Table of Contents
As of December 31, 2002

Information	Page
Overview	10-11
Summary of Operating Properties	12
Summary of Properties Under Construction	13
Supplemental Financial Data	14-15
Property Operating Income	16-19
Unconsolidated Joint Ventures Net Income and Funds From Operations	20
Lease Expiration Schedules	21-22
Rental Rates	23
Average Rents	24
Summary of Outstanding Consolidated Indebtedness	25-26
Summary of Outstanding Unconsolidated Indebtedness	27-28
Specialty Store Tenant Reported Sales Analysis	29
Capital Expenditures for Operating Properties	30
Key Financial Ratios	31-32

THE MILLS CORPORATION
OVERVIEW

The Company

        The Mills Corporation (the "Company") is a fully integrated, self-managed real estate investment trust ("REIT").

        The Company conducts all of its business through The Mills Limited Partnership ("the Operating Partnership"), in which it owned, as of December 31, 2002, a 1% interest as the sole general partner and a 71.68% interest as a limited partner. The Company, through the Operating Partnership, is engaged in the ownership, development, redevelopment, leasing, acquisition, expansion and management of super-regional, retail and entertainment-oriented centers at various locations throughout the United States, one regional shopping center, two community shopping centers and a portfolio of 46 single tenant net lease properties ("Net Lease Properties"), 27 of which are subject to a sales contract. As of December 31, 2002, the Operating Partnership owned or held an interest in the following projects.

Arizona Mills
Arundel Mills
Colorado Mills
Concord Mills
Discover Mills
Franklin Mills
Grapevine Mills
Gurnee Mills
Katy Mills
Ontario Mills
Opry Mills
Potomac Mills
Sawgrass Mills and The Oasis at Sawgrass
The Block at Orange	Tempe, AZ (Phoenix)
Anne Arundel County, MD (Baltimore, MD/Washington, DC)
Denver, CO
Concord, NC (Charlotte)
Sugarloaf, GA (Atlanta)
Philadelphia, PA
Grapevine, TX (Dallas/Forth Worth)
Gurnee, IL (Chicago)
Katy, TX (Houston)
Ontario, CA (Los Angeles)
Nashville, TN
Woodbridge, VA (Washington, DC)
Sunrise, FL (Ft. Lauderdale)
Orange, CA (Los Angeles)
Regional Center
Riverside Square	Hackensack, NJ (Manhattan)
Community Centers
Concord Mills Marketplace Liberty Plaza	Concord, NC (Charlotte) Philadelphia, PA

        The Company is actively involved in the development or predevelopment of a number of projects, including Madrid Xanadú (Madrid, Spain), St. Louis Mills (St. Louis, MO), Cincinnati Mills (Cincinnati, OH), Vaughan Mills (Toronto, Canada), Pittsburgh Mills (Pittsburgh, PA), Meadowlands Mills (Meadowlands, NJ) and San Francisco Piers 27-31 (San Francisco, CA).

        Additionally, the Operating Partnership owns MillsServices Corp. ("MSC"), a taxable REIT subsidiary formed in connection with the Company's initial public offering to provide development, management, leasing and financial services to entities owned by unconsolidated joint ventures of the Company. MSC does not perform any services to entities in which the Company is not a significant investor. MSC also owns 100% of Mills Enterprises, Inc. ("MEI"), an entity that holds investments in several retail joint ventures and owns 60% of FoodBrand L.L.C. ("FoodBrand"), the Company's food and beverage entity that was created in 1999 to master lease, manage and operate food courts and restaurants at the Company's malls.

THE MILLS CORPORATION
OVERVIEW (continued)

Cautionary Statement

        Certain information contained in this Supplemental Information package may constitute "forward-looking statements" for the purposes of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations and are not guaranties of future performance.

        Forward-looking statements, which can be identified by the use of forward-looking terminology such as "may", "will", "expect", "anticipate", "estimate", "would be" or "continue" or the negative thereof or other variations thereon or comparable terminology, are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends, and uncertainties are the general economic climate; the supply and demand for retail properties; interest rate levels; fluctuations in the exchange rates between the US Dollar and foreign currencies in countries where the Company has investments; the availability to the Company of financing for its development projects; and other risks associated with the development, acquisition, and operation of retail properties, including risks that the development of a project may not be completed on schedule, that the Company may not be able to lease available space to tenants at favorable rental rates, that tenants will not take occupancy or pay rent in accordance with their leases, or that development or operating costs may be greater than anticipated, as well as those risks described in the section entitled "Risk Factors" in the Annual Report on Form 10-K filed on March 28, 2002 with the Securities and Exchange Commission.

        The Company undertakes no duty or obligation to publicly announce any revisions to, or updates of, these forward-looking statements that may result from future events or circumstances.

Funds From Operations:

        The Company generally considers Funds From Operations ("FFO"), a widely used financial measure among equity REITs, to be an appropriate measure which may provide a relevant basis for comparison among REITs. FFO, as defined by the National Association of Real Estate Investment Trusts ("NAREIT"), means income (loss) before minority interest (determined in accordance with accounting principles generally accepted in the United States ("GAAP")), excluding gains (losses) from debt restructuring and sales of depreciated property, plus real estate related depreciation and amortization after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing the performance of the Company. The Company has also excluded foreign currency exchange gains/losses from FFO. The Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs and liquidity, including the ability to make distributions, and (iii) should not be considered as an alternative to net income (determined in accordance with GAAP) for purposes of evaluating the Company's operating performance.

THE MILLS CORPORATION
SUMMARY OF OPERATING PROPERTIES

        The following table presents certain information with respect to the operating properties.

Property Name/ Location	Metropolitan Area Serviced	Year Opened or Acquired	Total GLA (Sq. Ft.) (1)	Anchor Store GLA (Sq. Ft.) (1)	Specialty Store GLA (Sq. Ft.) (1)	No. of Anchor Stores (2)
Mills
Arizona Mills Tempe, AZ	Phoenix	1997	1,227,000	706,000	521,000	17
Arundel Mills (3) Anne Arundel County, MD	Baltimore, MD/ Washington, DC	2000	1,259,000	721,000	538,000	17
Colorado Mills Denver, CO	Denver	2002	1,088,000	539,000	549,000	9
Concord Mills Concord, NC	Charlotte	1999	1,247,000	691,000	556,000	17
Discover Mills Sugarloaf, GA	Atlanta	2001	1,117,000	595,000	522,000	12
Franklin Mills Philadelphia, PA	Philadelphia/ Wilmington	1989	1,758,000	1,165,000	593,000	19
Grapevine Mills Grapevine, TX	Dallas/Forth Worth	1997	1,601,000	1,082,000	519,000	19
Gurnee Mills Gurnee, IL	Chicago/Milwaukee	1991	1,607,000	971,000	636,000	16
Katy Mills Katy, TX	Houston	1999	1,218,000	632,000	586,000	14
Ontario Mills Ontario, CA	Los Angeles	1996	1,491,000	990,000	501,000	22
Opry Mills Nashville, TN	Nashville	2000	1,113,000	595,000	518,000	16
Potomac Mills Woodbridge, VA	Washington, DC/ Baltimore, MD	1985	1,635,000	853,000	782,000	17
Sawgrass Mills and The Oasis at Sawgrass Sunrise, FL	Fort Lauderdale/ Miami/Palm Beach	1990/1999	2,147,000	1,320,000	827,000	22

Mills Totals			18,508,000	10,860,000	7,648,000	217

The Block at Orange	Los Angeles/ Orange County	1998	655,000	385,000	270,000	10

Riverside Square Hackensack, NJ	Manhattan	2002	637,000	400,000	237,000	2

Community Centers
Liberty Plaza	Philadelphia	1994	372,000	319,000	53,000	4
Concord Mills Marketplace	Charlotte	2001	228,000	217,000	11,000	2

Community Centers Totals			600,000	536,000	64,000	6

(1)
Presents approximate gross leaseable area ("GLA") of each of the operating properties. Included in GLA is approximately 1,266,000 square feet owned by certain store tenants located as follows: Concord Mills Marketplace—11,000 square feet; Franklin Mills—210,000 square feet; Gurnee Mills—251,000 square feet; Liberty Plaza—14,000 square feet; Ontario Mills—125,000 square feet; Potomac Mills—80,000 square feet; Riverside Square—293,000 square feet; and Sawgrass Mills—282,000 square feet.
(2)
Anchor stores include all stores occupying at least 20,000 square feet and certain store tenants described in footnote (1).
(3)
GLA includes approximately 96,000 square feet of The Marketplace at Arundel Mills which is open for operations.

THE MILLS CORPORATION
SUMMARY OF PROPERTIES UNDER CONSTRUCTION

Property Name/ Location	Metropolitan Area Serviced	Anticipated Opening Date(1)	Approx. GLA (Sq. Ft.) (1)(2)	Estimated Aggregate Project Cost(1) (millions)	Required Equity from Company (millions)	Company's Equity at 12/31/02 (millions)	Anchor Store Tenant Commitments		Percentage Pre-Leased
Madrid Xanadú Madrid, Spain (3)	Madrid	Spring 2003	1,383,000	€239	€67.8	€135.1	16		80.2%
St. Louis Mills St. Louis, MO	St. Louis	Fall 2003	1,040,000	$198	$31.5	$31.7	6		28.2%
Cincinnati Mills Cincinnati, OH	Cincinnati	Late 2003	1,465,000	$137	$35.6	$13.1	13	(4)	69.6%	(4)

(1)
Anticipated opening dates, approximate GLA and estimated aggregate project cost are subject to adjustment as a result of factors inherent in the development process, some of which may not be under the direct control of the Company.

(2)
Approximate GLA includes space that may be owned by certain anchor store tenants.

(3)
The Estimated Aggregate Project Cost, Required Equity from Company and the Company's Equity at 12/31/02 are denoted in euros. The US Dollar equivalent would be $250.0 million, $70.9 million and $141.3 million, respectively, based on a foreign currency exchange rate of €1.0459 which was the exchange rate at December 31, 2002.

(4)
The Company purchased the Forest Fair Mall in Cincinnati, OH in September 2002 and is renovating the mall. The Company anticipates completing the redevelopment in late 2003 or early 2004 and will rename the mall Cincinnati Mills upon completion. The anchor tenants will remain open during construction with an additional two anchors anticipated to open when mall renovations are completed. The anchor store tenant commitments and percentage pre-leased include the anchor tenants currently open.

SUPPLEMENTAL INFORMATION
CONSTRUCTION IN PROGRESS
(unaudited, in millions)

	December 31, 2002
	Gross Combined	Proportionate Share (1)
Consolidated CIP	$103	$103
Combined Joint Venture Operating Properties CIP	10	5
Combined Joint Venture Development Properties CIP	356	225

Total Construction in Progress	$469	$333

(1)
Includes the Company's consolidated construction in progress and the Company's proportionate share of the joint venture entities' construction in progress.

THE MILLS CORPORATION
SUPPLEMENTAL FINANCIAL DATA
(In thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2002	2001	2002	2001
Statements of Operations Data:
Revenues:
Minimum rent	$37,180	$27,587	$125,122	$106,196
Percentage rent	1,809	1,240	2,267	1,518
Recoveries from tenants	18,884	13,898	58,123	50,975
Other property revenue	5,733	5,369	15,748	15,211
Management fee income from unconsolidated joint ventures	2,311	3,222	10,925	10,436
Other fee income from unconsolidated joint ventures	4,348	625	8,856	8,097

Total operating revenues	70,265	51,941	221,041	192,433

Expenses:
Recoverable from tenants	18,148	11,791	52,562	43,065
Other operating	2,113	2,104	6,281	5,684
General and administrative	8,117	7,716	17,736	17,352
Depreciation and amortization	16,311	9,598	49,550	37,820

Total operating expenses	44,689	31,209	126,129	103,921

	25,576	20,732	94,912	88,512
Other income and expenses:
Equity in earnings of unconsolidated joint ventures before extraordinary items	16,265	7,562	30,522	12,525
Interest income	1,809	998	7,440	4,048
Interest expense, net	(13,398)	(13,094)	(52,168)	(57,737)
Other income (expense)	(2,234)	(2,338)	(653)	(2,307)
Foreign currency exchange gains, net	4,983	—	11,582	—

Income before gain on sale of interest in FoodBrand LLC, extraordinary items, and minority interest:	33,001	13,860	91,635	45,041
Gain on sale of interest in FoodBrand LLC	—	6,420	—	6,420

Income before extraordinary items and minority interest:	33,001	20,280	91,635	51,461
Extraordinary losses on debt extinguishment	—	—	(1,260)	(16,624)
Equity in extraordinary losses on debt extinguishment of unconsolidated joint ventures	(13)	—	(13)	(127)

Income before minority interest:	32,988	20,280	90,362	34,710
Minority interest	(9,054)	(7,776)	(27,887)	(13,468)

Net income	23,934	12,504	62,475	21,242
Series B and C Preferred Stock Dividends	(2,555)	—	(2,555)	—

Net income allocable to common shareholders	$21,379	$12,504	$59,920	$21,242

Earnings per Common Share — Basic:
Income per common share before extraordinary items	$0.55	$0.46	$1.71	$1.25
Extraordinary losses on debt extinguishment	—	—	(0.03)	(0.40)

Net income per common share	$0.55	$0.46	$1.68	$0.85

Earnings per Common Share — Diluted:
Income per common share before extraordinary item	$0.54	$0.45	$1.68	$1.24
Extraordinary losses on debt extinguishment	—	—	(0.02)	(0.40)

Net income per common share	$0.54	$0.45	$1.66	$0.84

THE MILLS CORPORATION
SUPPLEMENTAL FINANCIAL DATA (Continued)
(In thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2002	2001	2002	2001
Funds from operations:
Income before extraordinary items and minority interest	$33,001	$20,280	$91,635	$51,461
Adjustments:
Add: Depreciation and amortization of real estate assets	15,394	8,796	46,071	34,532
Real estate depreciation and amortization of unconsolidated joint ventures	11,949	9,772	42,930	35,479
Less: Foreign currency exchange gains, net	(4,983)	—	(11,582)	—

Funds from operations	55,361	38,848	169,054	121,472
Less: Series B and C Preferred Stock Dividends	(2,555)	—	(2,555)	—

Funds from operations allocable to common shareholders	$52,806	$38,848	$166,499	$121,472

Common Shares and Units Outstanding:
Basic:
Weighted average common shares	39,257	27,896	35,491	25,042
Weighted average common shares and units	55,719	44,474	52,118	41,059
Diluted:
Weighted average common shares	40,132	28,396	36,355	25,491
Weighed average common shares and units	56,594	44,974	52,982	41,508

THE MILLS CORPORATION
PROPERTY OPERATING INCOME
(unaudited, in thousands)

        The following table presents the property operating income for our wholly owned properties and unconsolidated joint venture properties and provides details about certain line items within the Supplemental Financial Data shown on pages 8 and 9. The information in the table is not intended to present operating income according to accounting principles generally accepted in the United States.

FOR THE THREE MONTHS ENDED DECEMBER 31, 2002

	Stabilized Properties (2)
Wholly Owned Properties	The Oasis at Sawgrass	Wholly Owned Properties	New Properties (3)	Net Lease Properties (4)	Total
Rental Revenues
Minimum rent	$1,447	$24,762	$8,443	$2,528	$37,180
Percentage rent	147	1,198	464	—	1,809
Recoveries from tenants	667	14,796	3,421	—	18,884
Other property revenues	121	4,475	1,137	—	5,733

Total rental revenues	2,382	45,231	13,465	2,528	63,606

Property Operating Costs
Recoverable from tenants	827	14,025	3,296	—	18,148
Other operating (1)	188	1,683	242	—	2,113

Total property operating costs	1,015	15,708	3,538	—	20,261

Property Operating Income	$1,367	$29,523	$9,927	$2,528	$43,345

Unconsolidated Joint Venture Properties	Stabilized Properties (2)	New Properties (3)	Other	Total
Rental Revenues
Minimum rent	$31,731	$13,769	$285	$45,785
Percentage rent	1,975	255	—	2,230
Recoveries from tenants	14,126	4,943	55	19,124
Other property revenues	6,056	2,038	—	8,094

Total rental revenues	53,888	21,005	340	75,233

Property Operating Costs
Recoverable from tenants	12,861	4,000	—	16,861
Other operating (1)	1,500	754	261	2,515

Total property operating costs	14,361	4,754	261	19,376

Property Operating Income	$39,527	$16,251	$79	$55,857

Mills Share of Operating Income	$20,039	$7,633	$86	$27,758

Percent Leased Wholly Owned and Unconsolidated Joint Venture Properties (5)	93.8%	93.8%		93.8%

(1)
Total property operating costs exclude management fees as follows: wholly owned properties of $1,599 and joint venture properties of $2,520.
(2)
Stabilized wholly owned properties include Potomac Mills, Franklin Mills, Sawgrass Mills (which includes The Oasis at Sawgrass), Gurnee Mills, Liberty Plaza, and Mainstreet, the Company's pushcart program. Stabilized unconsolidated joint venture properties include Ontario Mills, Grapevine Mills, Arizona Mills, The Block at Orange, Concord Mills and Katy Mills.
(3)
New wholly owned properties include Opry Mills (of which the Company acquired the outstanding joint venture interest in June 2002), Concord Mills Marketplace, Cincinnati Mills (see Summary of Properties Under Construction footnote 4) and Riverside Square. New unconsolidated joint venture properties include Opry Mills (for the period from January 1, 2002—June 30, 2002), Arundel Mills, Discover Mills and Colorado Mills.
(4)
In conjunction with the Company's purchase of Forest Fair Mall (to be renamed Cincinnati Mills), in December 2002, the Company entered into an agreement to exchange 27 of its 46 Net Lease Properties for an aggregate sales price of $58,500, with Gator Forest Partners, Ltd.
(5)
Percent leased is defined as all space leased and for which rent is being paid as of December 2002, excluding tenants with leases having an original lease term of less than one year and includes gross leaseable area owned by store tenants.

THE MILLS CORPORATION
PROPERTY OPERATING INCOME
(unaudited, in thousands)

        The following table presents the property operating income for our wholly owned properties and unconsolidated joint venture properties and provides details about certain line items within the Supplemental Financial Data shown on pages 8 and 9. The information in the table is not intended to present operating income according to accounting principles generally accepted in the United States.

FOR THE THREE MONTHS ENDED DECEMBER 31, 2001

Wholly Owned Properties	Stabilized Properties (2)	Net Lease Properties	New Properties (3)	Total
Rental Revenues
Minimum rent	$24,778	$2,531	$278	$27,587
Percentage rent	1,240	—	—	1,240
Recoveries from tenants	13,867	—	31	13,898
Other property revenues	5,369	—	—	5,369

Total rental revenues	45,254	2,531	309	48,094

Property Operating Costs
Recoverable from tenants	11,788	—	3	11,791
Other operating (1)	2,049	55	—	2,104

Total property operating costs	13,837	55	3	13,895

Property Operating Income	$31,417	$2,476	$306	$34,199

	Stabilized Properties (2)
Unconsolidated Joint Venture Properties	The Oasis at Sawgrass	Joint Venture Properties	New Properties (3)	Other	Total
Rental Revenues
Minimum rent	$1,480	$30,717	$14,836	$—	$47,033
Percentage rent	306	2,022	433	—	2,761
Recoveries from tenants	497	14,613	5,436	—	20,546
Other property revenues	34	5,558	2,436	(55)	7,973

Total rental revenues	2,317	52,910	23,141	(55)	78,313

Property Operating Costs
Recoverable from tenants	180	13,641	4,366	—	18,187
Other operating (1)	74	2,767	892	384	4,117

Total property operating costs	254	16,408	5,258	384	22,304

Property Operating Income	$2,063	$36,502	$17,883	$(439)	$56,009

Mills Share of Operating Income	$470	$12,822	$7,969	$(142)	$21,119

Percent Leased Wholly Owned and Unconsolidated Joint Venture Properties (4)		93.5%	92.8%		93.4%

(1)
Total property operating costs exclude management fees as follows: wholly owned properties of $1,139 and joint venture properties of $2,670.
(2)
Stabilized wholly owned properties include Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, Liberty Plaza and Mainstreet, the Company's push cart program. Stabilized unconsolidated joint venture properties include Ontario Mills, Grapevine Mills, Arizona Mills, The Block at Orange, The Oasis at Sawgrass, Concord Mills and Katy Mills.
(3)
The new wholly owned property is Concord Mills Marketplace. New unconsolidated joint venture properties include Opry Mills, Arundel Mills and Discover Mills.
(4)
Gross leaseable area leased is defined as all space leased and for which rent is being paid as of December 2001, excluding tenants with leases having a term of less than one year and includes gross leaseable area owned by store tenants.

THE MILLS CORPORATION
PROPERTY OPERATING INCOME
(unaudited, in thousands)

        The following table presents the property operating income for our wholly owned properties and unconsolidated joint venture properties and provides details about certain line items within the Supplemental Financial Data shown on pages 8 and 9. The information in the table is not intended to present operating income according to accounting principles generally accepted in the United States.

FOR THE YEAR ENDED DECEMBER 31, 2002

	Stabilized Properties (2)
Wholly Owned Properties	The Oasis at Sawgrass	Wholly Owned Properties	New Properties (3)	Net Lease Properties (4)	Total
Rental Revenues
Minimum rent	$5,704	$94,367	$14,982	$10,069	$125,122
Percentage rent	381	1,389	497	—	2,267
Recoveries from tenants	2,273	50,238	5,612	—	58,123
Other property revenues	279	13,810	1,659	—	15,748

Total rental revenues	8,637	159,804	22,750	10,069	201,260

Property Operating Costs
Recoverable from tenants	2,586	44,967	5,009	—	52,562
Other operating (1)	210	5,597	474	—	6,281

Total property operating costs	2,796	50,564	5,483	—	58,843

Property Operating Income	$5,841	$109,240	$17,267	$10,069	$142,417

Unconsolidated Joint Venture Properties	Stabilized Properties (2)	New Properties (3)	Other	Total
Rental Revenues
Minimum rent	$123,910	$57,478	$387	$181,775
Percentage rent	2,887	289	—	3,176
Recoveries from tenants	51,544	20,369	70	71,983
Other property revenues	16,484	5,373	10	21,867

Total rental revenues	194,825	83,509	467	278,801

Property Operating Costs
Recoverable from tenants	48,029	17,295	—	65,324
Other operating (1)	4,039	1,937	790	6,766

Total property operating costs	52,068	19,232	790	72,090

Property Operating Income (Loss)	$142,757	$64,277	$(323)	$206,711

Mills Share of Operating Income	$63,729	$29,536	$(63)	$93,202

Percent Leased Wholly Owned and Unconsolidated Joint Venture Properties (5)	93.8%	93.8%		93.8%

(1)
Total property operating costs exclude management fees as follows: wholly owned properties of $4,864 and joint venture properties of $9,620.
(2)
Stabilized wholly owned properties include Potomac Mills, Franklin Mills, Sawgrass Mills (which includes The Oasis at Sawgrass), Gurnee Mills, Liberty Plaza, and Mainstreet, the Company's push cart program. Stabilized unconsolidated joint venture properties include Ontario Mills, Grapevine Mills, Arizona Mills, The Block at Orange, Concord Mills and Katy Mills.
(3)
New wholly owned properties include Concord Mills Marketplace, Cincinnati Mills (see Summary of Properties Under Construction footnote 5), Opry Mills (for the period from July 1, 2002 to December 31, 2002) and Riverside Square. New unconsolidated joint venture properties include Opry Mills (for the period from January 1, 2002 to June 30, 2002), Arundel Mills, Discover Mills and Colorado Mills.
(4)
In December 2002, the Company in conjunction with its purchase of Forest Fair Mall, entered into an agreement to exchange 27 of its 46 Net Lease Properties for an aggregate sales price of $58,500 with Gator Forest Partners, Ltd.
(5)
Gross leasable area leased is defined as all space leased and for which rent is being paid as of December 2002, excluding tenants with leases having an original lease term of less than one year and includes gross leaseable area owned by store tenants.

THE MILLS CORPORATION
PROPERTY OPERATING INCOME
(unaudited, in thousands)

        The following table presents the property operating income for our wholly owned properties and unconsolidated joint venture properties and provides details about certain line items within the Supplemental Financial Data shown on pages 8 and 9. The information in the table is not intended to present operating income according to accounting principles generally accepted in the United States.

FOR THE YEAR ENDED DECEMBER 31, 2001

Properties Wholly Owned	Stabilized Properties (2)	Net Lease Properties	New Properties (3)	Disposed Properties (4)	Total
Rental Revenues
Minimum rent	$95,375	$10,085	$278	$458	$106,196
Percentage rent	1,518	—	—	—	1,518
Recoveries from tenants	50,166	—	31	778	50,975
Other property revenues	14,144	—	—	1,067	15,211

Total rental revenues	161,203	10,085	309	2,303	173,900

Property Operating Costs
Recoverable from tenants	43,062	—	3	—	43,065
Other operating (1)	6,187	77	—	(580)	5,684

Total property operating costs	49,249	77	3	(580)	48,749

Property Operating Income	$111,954	$10,008	$306	$2,883	$125,151

	Stabilized Properties (2)
Unconsolidated Joint Venture Properties	The Oasis at Sawgrass	Joint Venture Properties	New Properties (3)	Other	Total
Rental Revenues
Minimum rent	$5,583	$122,634	$47,998	$—	$176,215
Percentage rent	479	3,013	851	—	4,343
Recoveries from tenants	1,684	52,413	17,262	—	71,359
Other property revenues	207	14,974	5,071	—	20,252

Total rental revenues	7,953	193,034	71,182	—	272,169

Property Operating Costs
Recoverable from tenants	2,001	47,079	14,373	—	63,453
Other operating (1)	439	7,041	1,735	562	9,777

Total property operating costs	2,440	54,120	16,108	562	73,230

Property Operating Income	$5,513	$138,914	$55,074	$(562)	$198,939

Mills Share of Operating Income	$1,256	$48,351	$26,862	$(197)	$76,272

Percent Leased Wholly Owned and Unconsolidated Joint Venture Properties (5)		93.5%	92.8%		93.4%

(1)
Total property operating costs exclude management fees as follows: wholly owned properties of $4,212 and joint venture properties of $9,602.
(2)
Stabilized wholly owned properties include Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, Liberty Plaza and Mainstreet, the Company's pushcart program. Stabilized unconsolidated joint venture properties include Ontario Mills, Grapevine Mills, Arizona Mills, The Block at Orange, The Oasis at Sawgrass, Concord Mills and Katy Mills.
(3)
The new wholly owned property is Concord Mills Marketplace. New unconsolidated joint venture properties include Opry Mills, Arundel Mills and Discover Mills.
(4)
Reflects the settlement of pro-ration adjustments in conjunction with the sale of ten of the Company's community centers (the "Disposed Properties") to an unrelated third party in the third quarter of 2000.
(5)
Gross leaseable area leased is defined as all space leased and for which rent is being paid as of December 2001, excluding tenants with leases having a term of less than one year and includes gross leaseable area owned by store tenants.

THE MILLS CORPORATION
UNCONSOLIDATED JOINT VENTURES
NET INCOME AND FUNDS FROM OPERATIONS
(unaudited, in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2002	2001	2002	2001
Revenues:
Minimum rent	$45,785	$47,033	$181,775	$176,215
Percentage rent	2,230	2,761	3,176	4,343
Recoveries from tenants	19,124	20,546	71,983	71,359
Other revenues	8,094	7,973	21,867	20,252

Total operating revenues	75,233	78,313	278,801	272,169

Expenses:
Recoverable from tenants	16,861	18,187	65,324	63,453
Other operating expenses (1)	5,035	6,787	16,386	19,379
Depreciation and amortization	23,388	26,625	94,737	92,506

Total operating expenses	45,284	51,599	176,447	175,338

	29,949	26,714	102,354	96,831
Other income (expense):
Interest income	1,082	1,960	3,073	4,047
Interest expense, net	(20,362)	(23,588)	(82,536)	(90,219)
Other income (expense)	12,540	10,459	22,324	14,590

Income before extraordinary item	23,209	15,545	45,215	25,249
Extraordinary losses on debt extinguishment	(35)	—	(35)	(527)

Net income	$23,174	$15,545	$45,180	$24,722

Equity in earnings of Unconsolidated Joint Ventures before extraordinary item	$16,265	$7,562	$30,522	$12,525

Reconciliation of Income before Extraordinary Item to Funds From Operations:
Income before extraordinary item	$23,209	$15,545	$45,215	$25,249
Adjustments:
Depreciation and amortization of real estate assets	23,388	26,625	94,737	92,506

Funds From Operations	$46,597	$42,170	$139,952	$117,755

Mills Allocations:
Mills share of funds from operations	$28,214	$17,334	$73,452	$48,004
Management fees due Mills	2,036	2,211	8,601	7,527

Total Mills share of funds from operations	$30,250	$19,545	$82,053	$55,531

(1)
Total other operating expenses include management fees of $2,520 and $2,670 for the three months ended December 31, 2002 and 2001, respectively, and $9,620 and $9,602 for the twelve months ended December 31, 2002 and 2001, respectively.

THE MILLS CORPORATION
LEASE EXPIRATION SCHEDULE
Wholly Owned Properties (1)
(unaudited)

        The following table summarizes lease expirations for the Wholly Owned Properties assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the product of the monthly contractual minimum rent of the expiring leases as of December 2002 multiplied by 12.

Lease Expiration Year	Number of Leases Expiring	Leased Area in Square Footage	Annualized Minimum Rents Under Expiring Leases	Annualized Minimum Rents per Square Foot	Percent of Total Leased Square Footage Represented by Expiring Leases	Percent of Total Minimum Rents Represented by Expiring Leases
Anchor Tenant Expirations (2)
2003	7	519,972	$2,593,629	$4.99	9.89%	5.67%
2004	12	529,391	4,580,457	8.65	10.07%	10.01%
2005	9	270,654	3,075,982	11.36	5.15%	6.72%
2006	9	454,419	4,709,625	10.36	8.65%	10.29%
2007	6	164,966	1,510,493	9.16	3.14%	3.30%
2008	8	669,681	5,574,892	8.32	12.74%	12.18%
2009	6	429,245	3,039,545	7.08	8.17%	6.64%
2010	19	749,923	7,809,918	10.41	14.27%	17.07%
2011	6	231,196	1,638,620	7.09	4.40%	3.58%
2012	3	187,146	1,188,380	6.35	3.56%	2.60%
After 2012	14	1,049,719	10,032,928	9.56	19.96%	21.94%

	99	5,256,312	$45,754,469	$8.70	100.00%	100.00%

Specialty Tenant Expirations
2003	152	430,292	$11,119,309	$25.84	14.39%	13.59%
2004	94	335,693	7,752,461	23.09	11.22%	9.47%
2005	163	627,393	16,354,211	26.07	20.98%	19.99%
2006	116	353,044	9,378,736	26.57	11.80%	11.46%
2007	98	267,137	8,030,144	30.06	8.93%	9.81%
2008	40	101,277	3,172,109	31.32	3.39%	3.88%
2009	32	140,753	3,747,527	26.62	4.71%	4.58%
2010	74	206,545	6,662,479	32.26	6.91%	8.14%
2011	63	230,502	7,123,611	30.90	7.71%	8.71%
2012	52	162,283	4,497,702	27.72	5.43%	5.50%
After 2012	26	135,990	3,992,322	29.36	4.53%	4.87%

	910	2,990,909	$81,830,611	$27.36	100.00%	100.00%

Total Tenant Expirations
2003	159	950,264	$13,712,938	$14.43	11.52%	10.75%
2004	106	865,084	12,332,918	14.26	10.49%	9.67%
2005	172	898,047	19,430,193	21.64	10.89%	15.23%
2006	125	807,463	14,088,361	17.45	9.79%	11.04%
2007	104	432,103	9,540,637	22.08	5.24%	7.48%
2008	48	770,958	8,747,001	11.35	9.35%	6.86%
2009	38	569,998	6,787,072	11.91	6.91%	5.32%
2010	93	956,468	14,472,397	15.13	11.60%	11.34%
2011	69	461,698	8,762,231	18.98	5.60%	6.87%
2012	55	349,429	5,686,082	16.27	4.24%	4.45%
After 2012	40	1,185,709	14,025,250	11.83	14.37%	10.99%

	1,009	8,247,221	$127,585,080	$15.47	100.00%	100.00%

(1)
Excludes approximately 1,143,000 square feet of GLA owned by tenants and a ground lease of approximately 150,000 square feet.

(2)
Anchor tenants are defined as any tenant whose GLA equals or exceeds 20,000 square feet.

THE MILLS CORPORATION
LEASE EXPIRATION SCHEDULE
Unconsolidated Joint Venture Properties (1)
(unaudited)

        The following table summarizes lease expirations for the Unconsolidated Joint Venture Properties, assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the product of the monthly contractual minimum rent of the expiring leases as of December 2002 multiplied by 12.

Lease Expiration Year	Number of Leases Expiring	Leased Area in Square Footage	Annualized Minimum Rents Under Expiring Leases	Annualized Minimum Rents per Square Foot	Percent of Total Leased Square Footage Represented by Expiring Leases	Percent of Total Minimum Rents Represented by Expiring Leases
Anchor Tenant Expirations (2)
2003	5	109,794	$1,592,515	$14.50	1.85%	2.19%
2004	2	48,008	598,060	12.46	0.81%	0.82%
2005	3	62,472	740,826	11.86	1.05%	1.02%
2006	5	121,996	1,420,538	11.64	2.06%	1.96%
2007	13	344,581	5,431,921	15.76	5.81%	7.48%
2008	6	191,090	2,514,870	13.16	3.22%	3.46%
2009	20	649,161	8,666,240	13.35	10.95%	11.94%
2010	16	591,247	6,904,798	11.68	9.98%	9.51%
2011	13	551,849	6,139,658	11.13	9.31%	8.46%
2012	20	1,007,095	9,732,734	9.66	16.99%	13.41%
After 2012	37	2,248,670	28,852,991	12.83	37.95%	39.75%

	140	5,925,963	$72,595,151	$12.25	100.00%	100.00%

Specialty Tenant Expirations
2003	130	399,398	$9,415,789	$23.57	10.16%	9.03%
2004	131	474,595	10,905,118	22.98	12.07%	10.46%
2005	100	303,028	8,082,973	26.67	7.71%	7.75%
2006	123	401,581	10,393,541	25.88	10.22%	9.97%
2007	180	534,425	13,672,616	25.58	13.60%	13.11%
2008	89	251,715	7,991,234	31.75	6.40%	7.66%
2009	100	272,520	8,110,244	29.76	6.93%	7.78%
2010	100	376,041	11,093,994	29.50	9.57%	10.64%
2011	87	385,748	10,108,630	26.21	9.81%	9.69%
2012	91	354,795	9,570,434	26.97	9.03%	9.18%
After 2012	47	176,793	4,928,118	27.88	4.50%	4.73%

	1,178	3,930,639	$104,272,691	$26.53	100.00%	100.00%

Total Tenant Expirations
2003	135	509,192	$11,008,304	$21.62	5.17%	6.22%
2004	133	522,603	11,503,178	22.01	5.30%	6.50%
2005	103	365,500	8,823,799	24.14	3.71%	4.99%
2006	128	523,577	11,814,079	22.56	5.31%	6.68%
2007	193	879,006	19,104,537	21.73	8.92%	10.80%
2008	95	442,805	10,506,104	23.73	4.49%	5.94%
2009	120	921,681	16,776,484	18.20	9.35%	9.49%
2010	116	967,288	17,998,792	18.61	9.81%	10.18%
2011	100	937,597	16,248,288	17.33	9.51%	9.19%
2012	111	1,361,890	19,303,168	14.17	13.82%	10.91%
After 2012	84	2,425,463	33,781,109	13.93	24.61%	19.10%

	1,318	9,856,602	$176,867,842	$17.94	100.00%	100.00%

(1)
Excludes approximately 125,000 square feet of GLA owned by tenants and a ground lease of approximately 180,000 square feet.

(2)
Anchor tenants are defined as any tenant whose GLA equals or exceeds 20,000 square feet.

THE MILLS CORPORATION
RENTAL RATES
(unaudited)

        The following tables present the average base rent per leased square foot of store openings and closings for the anchor and specialty store tenants in the aggregate for the five years ended December 31, 2002, 2001, 2000, 1999 and 1998 (except as noted in footnote (1)).

ANCHOR STORES
	Store Openings During Period		Store Closings During Period		Re-leasing Spread (2)
Period	Average Base Rent Per Sq. Ft.	Total Sq. Ft.	Average Base Rent Per Sq. Ft.	Total Sq. Ft.
Year Ended December 31, 2002	$11.04	180,644	$6.91	459,189	$4.12	59.62%
Year Ended December 31, 2001	15.94	133,185	7.54	498,868	8.41	111.48%
Year Ended December 31, 2000	14.24	313,287	10.16	177,003	4.08	40.16%
Year Ended December 31, 1999	10.39	297,754	9.05	112,302	1.34	14.81%
Year Ended December 31, 1998	11.94	234,059	8.48	224,636	3.46	40.80%
SPECIALTY STORES
	Store Openings During Period		Store Closings During Period		Re-leasing Spread (2)
Period	Average Base Rent Per Sq. Ft.	Total Sq. Ft.	Average Base Rent Per Sq. Ft.	Total Sq. Ft.
Year Ended December 31, 2002	$28.32	652,454	$25.32	694,425	$3.00	11.84%
Year Ended December 31, 2001	28.63	618,806	24.58	829,916	4.05	16.48%
Year Ended December 31, 2000	29.07	423,771	25.16	391,141	3.91	15.54%
Year Ended December 31, 1999	26.09	318,864	24.50	454,633	1.59	6.49%
Year Ended December 31, 1998	23.43	405,408	21.80	339,988	1.63	7.48%

(1)
Properties acquired in 2002 are excluded from this analysis. In addition, Opry Mills, Arundel Mills, Discover Mills, Concord Mills Marketplace and Colorado Mills are excluded from this analysis, because they are in their initial lease-up phase. For the same reason, Grapevine Mills and Arizona Mills are excluded for 1998, The Block at Orange is excluded for 1999 and 2000, and The Oasis at Sawgrass, Concord Mills and Katy Mills are excluded for 2000.

(2)
The re-leasing spread is the difference between average base rent per square foot openings and average base rent per square foot closings.

THE MILLS CORPORATION
AVERAGE RENTS
(unaudited)

        The following table presents certain information regarding operating rents with respect to the existing Mills projects and The Block at Orange for the years ended December 31, 2002, 2001, 2000, 1999 and 1998.

	Minimum Rent Plus Percentage Rent (1)
		Total Stores		Anchor Stores		Specialty Stores
Year	Average Percent Leased (2)	Total	Per Sq. Ft.	Total	Per Sq. Ft.	Total	Per Sq. Ft.
2002	91.5%	$286,838,237	$18.60	$102,917,273	$11.17	$183,920,964	$29.65
2001	93.3%	266,706,922	18.23	95,274,378	10.92	171,432,544	29.03
2000	95.0%	219,861,786	17.12	78,834,651	10.08	141,027,135	27.94
1999 (3)	96.0%	166,145,597	16.41	57,382,233	9.55	108,763,364	23.43
1998 (3)	96.0%	143,417,531	15.41	47,700,311	8.65	95,717,220	25.24

(1)
Amounts exclude Mainstreet rental income of $5,455,000 for 2002, $4,708,000 for 2001, $4,308,000 for 2000, $2,659,000 for 1999, and $2,511,000 for 1998. Additionally, amounts exclude rental income for those projects that opened or were acquired in the reported year. Square footage for ground leases and square feet of GLA owned by tenants is excluded.

(2)
Average percent leased is defined as total average space leased for which rent was being paid, excluding tenants with leases having a term of less than one year.

(3)
Annual rent excludes $500,000 of ground lease rent for 1999 and $800,000 of ground lease rent for 1998.

THE MILLS CORPORATION
SUMMARY OF OUTSTANDING CONSOLIDATED INDEBTEDNESS
As of December 31, 2002
(Dollars in thousands)
(unaudited)

        As of December 31, 2002, the Company had outstanding consolidated indebtedness in an aggregate amount of approximately $1.3 billion (excluding its pro rata share of unconsolidated joint venture debt) as set forth below:

	Principal Balance		Interest Rate Type	Annual Interest Rate		Annual Interest		Maturity Date		Recourse to Company or Operating Partnership
Potomac Mills/Gurnee Mills	$349,876		Fixed	7.460%		$26,101		3/10/11	(1)	0%
Franklin Mills/Liberty Plaza
Tranche A	103,795		Fixed	7.882%		8,181		5/5/07	(2)	0%
Mortgage Loan	18,846		Fixed	7.440%		1,402		5/5/07	(2)	0%
Mortgage Loan	12,221		Fixed	6.220%		760		5/5/07	(2)	0%
Sawgrass Mills/The Oasis at Sawgrass
Mortgage Loan	296,268		Fixed	7.180%		21,272		7/7/06	(3)	0%
Mezzanine Loan	36,499		Variable	L + 450bp	(4)	2,547	(4)	7/7/06		0%
Opry Mills	175,000	(5)	Fixed (6)	5.338%	(6)	9,341	(6)	10/10/07	(7)	0%
Riverside	65,000		Fixed	5.773%		3,752		1/11/13	(8)	0%
CVS Portfolio	35,967		Fixed	7.960%		2,863		10/10/10		0%
CVS Portfolio	28,330		Fixed	9.350%		2,649		1/10/23		0%
CVS Portfolio	38,697		Fixed	6.498%		2,514		8/6/18		0%
Concord Mills Residual III	17,590		Variable	L + 225bp		639		6/30/03	(9)	100%	(10)

Total Property Mortgages	1,178,089					82,021

Cincinnati Mills	58,447		Variable	L + 200bp	(11)	2,569	(11)	12/1/06		75%	(12)
Mainstreet Retail	10,240		Variable	T + 425bp	(13)	779		7/21/10		100%	(14)
FoodBrand (Katy/Franklin/Opry)	7,410		Fixed	11.119%		825		7/15/05		60%	(15)
FoodBrand (Arundel)	1,625		Fixed	9.249%		150		10/30/05		60%	(15)
Corporate Term Loan	40,000		Variable	L + 225bp	(16)	1,767		5/20/05		100%
Corporate Line of Credit (17)	—		Variable	L + 275bp		—		5/20/05		100%
Sawgrass Residual	2,871		Variable	L + 165bp		87		1/18/03		100%

Total Consolidated Indebtedness	$1,298,682					$88,198

L refers to the one-month London Interbank Offered Rate ("LIBOR") which was 1.38% at December 31, 2002.
T refers to the 7-year U.S. Treasury constant maturities rate which was 3.36% at December 31, 2002.

(1)
The debt is a 30-year amortizing loan with an anticipated balloon repayment date of March 10, 2011.

(2)
This indebtedness is a 30-year amortizing loan with an anticipated balloon repayment on May 5, 2007.

(3)
The debt is a 5-year amortizing mortgage loan with an anticipated balloon repayment of July 7, 2006.

(4)
The interest rate is at LIBOR plus 450 basis points; interest on a notional amount of $37,000 has been fixed through June 7, 2003 pursuant to an interest rate swap that locks in LIBOR at 2.84%. The Company has entered into a deferred start swap agreement which locks LIBOR at 2.162% for the period of June 7, 2003 through June 7, 2004 on a notional amount of $36,300.

THE MILLS CORPORATION
SUMMARY OF OUTSTANDING CONSOLIDATED INDEBTEDNESS (Continued)
As of December 31, 2002
(Dollars in thousands)
(unaudited)

(5)
The Company has a one-time right to borrow an additional $25,000 provided other terms and conditions of the Loan Agreement are satisfied.

(6)
The interest rate is at LIBOR plus 120 basis points, however, effective October 10, 2002, the Company entered into a swap agreement that locks LIBOR at 4.1375%, on a notional amount of $175,000 which matures October 2007.

(7)
The loan has an initial maturity of October 10, 2005, but the Company intends to exercise its option to extend the maturity date for two one-year terms.

(8)
The debt is a 30-year amortizing loan with an anticipated balloon repayment date of January 11, 2013. The loan has an interest only payment period through January 10, 2005.

(9)
In December 2002, the Company exercised its option to extend the maturity date to June 30, 2003. The Company has one remaining six-month extension option.

(10)
The total commitment under this construction loan is $18,619. Funds are available subject to certain performance measures and restrictive covenants. The loan is fully guaranteed by the Company.

(11)
This indebtedness is a construction loan with a total commitment of $71,825. The interest rate is LIBOR plus 200 basis points. The spread may be reduced to 180 basis points when the project achieves a DSC ratio of at least 1.25, and it may be further reduced to 160 basis points if the DSC ratio is at least 1.40. Effective December 1, 2002, the Company entered into a swap agreement that locks LIBOR at 2.422% through December 1, 2004 on a notional amount of $57,000.

(12)
The principal and interest are guaranteed 75% by the Company, which percentage can be reduced to 50% if no default exists, at least 75% of the net leasable area of the Anchor Store space is leased to no less than 10 tenants, at least 50% of the net leasable area of the specialty shop space is leased, and the DSC ratio is at least 1.10. The guaranty percentage can be further reduced to 25% if no default exists, at least 85% of the net leasable area of the specialty shop space is leased, and the DSC ratio is at least 1.30.

(13)
Effective August 1, 2002, interest is to be calculated using the higher of LIBOR or the 7-year U.S. Treasury constant maturity rate, plus 425 basis points.

(14)
The collateral for the loan are the pushcarts and kiosks that are owned by Mainstreet Retail, an affiliate of the Company. The loan is fully guaranteed by the Company.

(15)
This indebtedness relates to capital leases for leasehold improvements and equipment for FoodBrand operations at the respective centers. The leases have five year lease terms and are fully guaranteed by the Company. Our joint venture partner, the Panda Restaurant Group, has agreed to indemnify the Company for up to 40% of the debt balance.

(16)
The interest rate is at LIBOR plus 225 basis points; however, interest on a notional amount of $40,000 has been fixed through November 1, 2004 due to an interest swap that locks LIBOR at 2.1665%.

(17)
In May 2002, the Company refinanced its unsecured corporate credit facility for a three year period. The total commitment under the credit facility is $175,000. Funds are available subject to certain performance measures and restrictive covenants. The line bears interest at a variable rate ranging from 175 basis points to 275 basis points over LIBOR, subject to certain leverage tests. As of December 31, 2002, the interest rate was LIBOR plus 275 basis points.

THE MILLS CORPORATION
SUMMARY OF OUTSTANDING UNCONSOLIDATED INDEBTEDNESS
As of December 31, 2002
(Dollars in thousands)
(Unaudited)

	Principal Balance	Total Commitment	Interest Rate Type		Annual Interest Rate		Annual Interest		Maturity Date		Recourse to Company or Operating Partnership
Arizona Mills	$143,552	N/A	Fixed		7.895%		$11,333		10/5/10		0.0%
Grapevine Mills	154,603	N/A	Fixed		6.470%		10,003		10/1/08	(1)	0.0%
Grapevine Mills II	14,292	N/A	Fixed		8.390%		1,199		11/5/08	(2)	0.0%
Ontario Mills	138,783	N/A	Fixed		6.750%		9,368		12/1/08	(3)	0.0%
Ontario Mills II	10,348	N/A	Fixed		8.010%		829		1/5/09		0.0%
The Block at Orange (4)	131,883	N/A	Fixed	(4)	8.000%		10,416		5/1/06		18.1%	(5)
FoodBrand (Discover)	3,700	N/A	Fixed		9.190%		340		2/28/07		60.0%	(6)
FoodBrand (Stonecrest)	1,186	N/A	Fixed		9.300%		110		7/31/07		60.0%	(6)
Concord Mills (7)	181,000	N/A	Fixed		6.133%		11,100		12/7/12		0.0%
Katy Mills	148,000	N/A	Fixed	(8)	6.693%	(8)	8,453		1/9/13		10.1%	(9)

Total Permanent Loans	927,347						63,151

Arundel Mills	183,106	191,000	Variable		L + 165bp	(10)	5,652	(10)	5/22/03	(11)	20.0%	(12)
Arundel Mills Residual	6,740	10,500	Variable		L + 200bp		228		8/1/04	(13)	100.0%
Discover Mills	160,882	172,243	Variable		L + 225bp	(14)	7,350	(14)	4/15/04	(15)	50.0%	(16)
Colorado Mills	118,329	160,000	Variable		L + 225bp	(17)	5,460	(17)	3/28/05	(11)	100.0%	(18)

Total Construction Loans	469,057	533,743					18,690

Total Unconsolidated Indebtedness	$1,396,404	$533,743					$81,841

Madrid Xanadu (19)	€—	€193,000	Variable		E + 155bp	(20)	€—		—	(21)	100%	(22)

L refers to the one-month London Interbank Offered Rate ("LIBOR") which was 1.38% at December 31, 2002.
E refers to the one-month Euro Interbank Offered Rate ("EURIBOR") percentage rate as determined by the Banking Federation of the European Union which was 2.898% at December 31, 2002.

(1)
This indebtedness is a 30-year amortizing loan with an anticipated repayment date of October 1, 2008. The loan had an interest only payment period through September 1, 2002.
(2)
This indebtedness is a 30-year amortizing loan with a balloon repayment date of November 5, 2008.
(3)
This indebtedness is a 30-year amortizing loan with an anticipated repayment date on December 1, 2008.
(4)
This indebtedness is evidenced by two loans: a permanent loan in the amount of $108,000 and a mezzanine loan in the amount of $27,000. The interest rate for the permanent loan is at LIBOR plus 156.25 basis points and the interest rate for the mezzanine loan is at LIBOR plus 700 basis points. Interest for both loans has been fixed through May 1, 2006 due to an amortizing swap that locks LIBOR at 5.35% on a notional amount of $131,883. The affect of the amortizing swap is an interest rate of 8.00% for the combined principal balances.
(5)
The mezzanine portion of the loan is guaranteed 100% by the Company. As of December 31, 2002, the guaranteed amount was $23,883.
(6)
This indebtedness relates to capital leases for leasehold improvements and equipment for FoodBrand operations at Discover Mills and Stonecrest. The leases have a five year lease term and are guaranteed 60% by the Company.
(7)
In November 2002, the Concord Mills loan was refinanced with ten year amortizing loan at a fixed rate of 6.133%.
(8)
In December 2002, the Katy Mills loan was refinanced with a ten year permanent loan at LIBOR through March 8, 2003, and at a fixed rate of 6.693% through maturity. Through January 2008, the loan is interest-only with subsequent payments including principal and interest computed on a 25 year amortization schedule.
(9)
That total amount guaranteed by the Company on the Katy Mills loan is $15,000.

THE MILLS CORPORATION
SUMMARY OF OUTSTANDING UNCONSOLIDATED INDEBTEDNESS (Continued)
As of December 31, 2002
(Dollars in thousands)
(Unaudited)

(10)
The interest rate is LIBOR plus 165 basis points due to an amendment to the loan agreement occurring on May 31, 2002 in conjunction with the Company acquiring a portion of Simon's interest in the partnership and the achievement of a DSC ratio of 1.35. Effective January 25, 2002, the Company entered into a LIBOR contract to fix LIBOR at 2.33875% on a notional amount of $170,035 maturing January 23, 2003.
(11)
The loan has a term of three years with two one-year extension options.
(12)
Upon closing the construction loan, the principal and interest were guaranteed 100% by the Company. The Company's guarantee was reduced as follows: (i) upon completion of construction, and fulfilling certain occupancy requirements as defined in the construction loan agreement, the Guaranteed Amount was reduced to 50%; (ii) upon achieving a DSC ratio of 1.20 the Guaranteed Amount was reduced to 35%; and (iii) upon achieving a DSC ratio of 1.35 for three consecutive months subsequent to the prior condition, the Guaranteed Amount was reduced to 20%.
(13)
The loan has a term of two years with two one-year extensions.
(14)
The interest rate is LIBOR plus 225 basis points. The interest rate can be reduced to LIBOR plus 200 when the project achieves a DSC ratio of 1.25, and can be further reduced to LIBOR plus 175 basis points when the project achieves a DSC ratio of 1.40 and the borrower has prepaid at least $10 million of the principal amount. Effective December 1, 2001, the Company entered into a swap agreement that fixed LIBOR at 2.91% on a notional amount of $126,700 maturing on June 1, 2003. Effective June 1, 2003, the Company has entered into a swap agreement that locks LIBOR at 2.10% through April 1, 2004 on a notional amount of $126,672. Additionally, effective December 1, 2002, the Company has entered into a swap agreement that locks LIBOR at 1.9475% through April 1, 2004 on a notional amount of $30,000.
(15)
The loan has a term of three years with a one-year extension option.
(16)
The principal and interest are guaranteed 75% by the Company and may be reduced as follows: (i) upon completion of the construction phase, satisfaction of leasing and occupancy requirements per the loan agreement, and achievement of a DSC ratio of 1.10, the Guaranteed Amount will be 50% of the loan amount; or (ii) upon satisfaction of the previous conditions, additional leasing and occupancy requirements, and a DSC ratio of 1.25, the Guaranteed Amount will be 25% of the loan amount.
(17)
The interest rate will be LIBOR plus 225 basis points until completion and occupancy requirements are met and the property achieves a DSC ratio of 1.20. Once achieved, the interest rate will be LIBOR plus 200 basis points. The interest rate can be further reduced to LIBOR plus 187.5 basis points when the project meets leasing and occupancy requirements defined in the construction loan agreement and achieves a DSC ratio of 1.25. The interest rate can be further reduced to LIBOR plus 175 basis points when the project meets leasing and occupancy requirements defined in the construction loan agreement and achieves a DSC ratio of 1.40. However, in no event shall there be more than one reduction per calendar quarter. Effective November 1, 2002, the Company has entered into a swap agreement that locks LIBOR at 2.442% through November 1, 2004 on a notional amount of $78,000. Additionally, effective January 2, 2003, the Company entered into a swap agreement that locks LIBOR at 2.430% through November 1, 2004 on a notional amount of $32,000.
(18)
The principal and interest are guaranteed 100% by the Company and may be reduced as follows: (i) upon completion of the construction phase, satisfaction of leasing and occupancy requirements per the construction loan agreement and achievement of a DSC ratio of 1.10, the Guaranteed Amount will be 50% of the loan amount; or (ii) upon satisfaction of the previous conditions, leasing and occupancy requirements, and a DSC ratio of 1.30, the Guaranteed Amount will be 30% of the loan amount; or (iii) upon satisfaction of all previous conditions, additional leasing and occupancy requirements, and a DSC ratio of 1.50, the Guaranteed Amount will be 20% of the loan amount.
(19)
The Madrid Xanadú loan closed on December 30, 2002, but remained unfunded as of December 31, 2002. The total commitment of the loan is €193,000 (Euros) and is interest only through maturity.
(20)
The interest rate is EURIBOR plus 155 basis points. With respect to the €165,000 construction facility, the interest rate can be reduced to 145 basis points as long as a DSC ratio of 1.10 is maintained, 135 basis points as long as a DSC ratio of 1.20 is maintained, and 125 basis points as long as a DSC ratio of 1.30 is maintained. The interest rate on the €28,000 VAT facility portion of the loan is not subject to reduction.
(21)
The maturity date of the loan is three years from the date on which the first advance is made under the loan agreement. The loan has two one-year extension options, subject to partial repayment guidelines, DSC and Loan-to-Value ratio thresholds, and other specific provisions specified in the loan agreement.
(22)
The principal and interest are guaranteed 100% by the Company, which can be reduced as follows when the following DSC ratios are maintained for three consecutive months to 50% when a DSC ratio of 1.10 is achieved, 25% when a DSC ratio of 1.20 is achieved and 0% when a DSC ratio of 1.30 is achieved.

THE MILLS CORPORATION
SPECIALTY STORE TENANT REPORTED SALES ANALYSIS
(unaudited)

Gross Sales (PSF)(1)
Year Ended December 31,	Current Year	Prior Year	Percentage Change
2002	$326	$326	—
2001	330	338	(2.4)%
2000	352	337	4.5%
Comparable Same Space Sales (in thousands)(2)
Year Ended December 31,	Current Year	Prior Year	Percentage Change
2002	$1,501,816	$1,540,299	(2.5)%
2001	1,231,195	1,272,193	(3.2)%
2000	1,070,290	1,063,065	0.7%
Comparable Same Center Sales (PSF)(3)
Year Ended December 31,	Current Year	Prior Year	Percentage Change
2002	$326	$326	—
2001	330	338	(2.4)%
2000	346	337	2.7%

(1)
The amounts presented above represent gross sales per square foot ("PSF") as reported by our specialty store tenants for each of the years ended December 31, 2002, 2001 and 2000 and includes for both current and prior year periods only those projects that the Company believes have achieved stabilized performance levels.
The projects included in the respective years are as follows:

2002	Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, Ontario Mills, Grapevine Mills, Arizona Mills, The Block at Orange, The Oasis at Sawgrass, Concord Mills, Katy Mills, Opry Mills and Arundel Mills.
2001	Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, Ontario Mills, Grapevine Mills, Arizona Mills, The Block at Orange, The Oasis at Sawgrass, Concord Mills and Katy Mills
2000	Potomac Mills, Franklin Mills, Sawgrass Mills (including the Oasis at Sawgrass), Gurnee Mills, Ontario Mills, Grapevine Mills, Arizona Mills, and the Block at Orange.
(2)
For each of the years presented above, comparable sales include only those tenants that have been in occupancy for the prior 24-month period ended December 31, 2002, 2001, and 2000, respectively, as compared with sales for those same tenants as of December 31 of the prior year. Discover Mills and Colorado Mills which opened in November 2001and November 2002, respectively, are excluded from this analysis, since the projects have not achieved stabilized performance levels. For the same reason Opry Mills and Arundel Mills are excluded from the 2001 and 2000 analysis and Concord Mills and Katy Mills are also excluded from the 2000 analysis.

(3)
The amounts presented above represent gross comparable sales "PSF" as reported by our specialty store tenants for each of the years ended December 31, 2002, 2001 and 2000 and includes for both current and prior year periods only those projects that the Company believes have achieved stabilized performance levels.
The projects included in the respective years are as follows:

2002	Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, Ontario Mills, Grapevine Mills, Arizona Mills, The Block at Orange, The Oasis at Sawgrass, Concord Mills, Katy Mills, Opry Mills and Arundel Mills.
2001	Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, Ontario Mills, Grapevine Mills, Arizona Mills, The Block at Orange, The Oasis at Sawgrass, Concord Mills and Katy Mills.
2000	Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, Ontario Mills, Grapevine Mills, Arizona Mills, and The Block at Orange.

THE MILLS CORPORATION
CAPITAL EXPENDITURES FOR OPERATING PROPERTIES
MILLS, BLOCK AND COMMUNITY CENTERS COMBINED (1)(2)
(unaudited)

	Years Ended December 31,
	2002	2001	2000 (3)
Recurring Non-Tenant Capital Expenditures (4)
Costs	$1,336,478	$1,188,795	$1,173,885
Per Square Foot (5)	0.12	0.11	0.10
Recurring Tenant Improvement/Leasing Costs (6)
Costs	$2,522,369	$1,821,232	$3,617,617
Per Square Foot Improved (7)	5.00	8.82	7.60
Per Square Foot (5)	0.23	0.20	0.37
Total Recurring Costs
Costs	$3,858,847	$3,010,027	$4,791,502
Per Square Foot (5)	0.35	0.31	0.47
Non-Recurring Tenant Improvements/Leasing Costs (6)
Costs (8)	$22,472,410	$11,561,703	$27,614,724
Per Square Foot Improved (9)	19.95	14.06	61.40
Per Square Foot (5)	2.11	1.08	2.25
Work in Process (10)
Cumulative Improved Costs	$15,849,243	$9,903,298	$1,989,851
Cumulative Improved Costs Per Square Foot (11)	20.63	29.00	13.92

(1)
Analysis excludes projects that have not reached stabilized performance levels.

(2)
Capital expenditures include only the Company's share of costs related to the joint venture projects.

(3)
The Company sold ten community centers during the third quarter of 2000.

(4)
Recurring non-tenant capital expenditures include expenditures that are neither tenant related nor recoverable from tenants.

(5)
Expenditures divided by total GLA of the properties (excluding space owned by certain anchor store tenants).

(6)
Recurring and non-recurring tenant improvements/leasing costs are comprised of tenant-specific costs, including tenant improvements, tenant allowances and capitalized internal leasing costs.

(7)
Calculated as recurring tenant improvements/leasing costs divided by GLA of all recurring store openings (including spaces requiring no expenditures).

(8)
Includes expansion costs for Franklin Mills and Gurnee Mills and non-recurring remerchandising costs.

(9)
Calculated as non-recurring tenant improvements/leasing costs divided by GLA of all non-recurring store openings.

(10)
Work in process consists of construction in progress that will be shown as recurring tenant improvement/leasing costs or non-recurring tenant improvement/leasing costs when the work is completed.

(11)
Calculated as work in process divided by GLA of all space with work in process.

THE MILLS CORPORATION
KEY FINANCIAL RATIOS
(Dollars in thousands except ratio and per share data)
(Unaudited)

	As of and for the Twelve Months Ended December 31,
	2002		2001
COVERAGE RATIOS (Trailing 12 months) (1)
Consolidated Interest Expense (net of loan cost amortization)	$47,454		$54,172
Company's share of JV Interest Expense (net of loan cost amortization) (2)	34,965		33,718

Total Combined Interest Expense	$82,419		$87,890

Interest Coverage Ratio (EBITDA / Interest Expense)	3.51		2.53
Fixed Charge Ratio (EBITDA / Interest Expense and Loan Principle Amortization)	2.74		2.21
LEVERAGE RATIOS
Consolidated Debt to Market Capitalization Ratio	39.2%		44.6%
Consolidated Debt plus Preferred Stock to Market Capitalization Ratio	47.3%		47.8%
Total Debt to Market Capitalization Ratio (includes the Company's Share of JV Debt)	49.5%		55.0%
Total Debt plus Preferred Stock to Market Capitalization Ratio (includes the Company's Share of JV Debt)	56.2%		57.6%
PAYOUT RATIOS (Trailing 12 months)
Dividends Paid	$110,870		$86,038
Funds from Operations	$166,499		$121,472
Adjusted Funds from Operations	$162,640		$118,462
FFO Payout Ratio (Dividends / FFO)	0.67		0.71
AFFO Payout Ratio (Dividends / AFFO)	0.68		0.73
DEBT INDICATORS
Weighted Average Maturity (Includes the Company's Share of JV Debt)	5.9	yrs	5.8	yrs
Weighted Average Interest Rate (Consolidated Debt Only)	6.8%		7.2%
Weighted Average Interest Rate (Includes the Company's Share of JV Debt)	6.5%		6.8%
Fixed Rate Debt% (Consolidated Debt Only)(3)	87.3%		91.9%
Fixed Rate Debt% (Includes the Company's Share of JV Debt) (3)	82.8%		83.4%

(1)
EBITDA and Interest Expense include the Company's share of Joint Venture EBITDA and Joint Venture Interest Expense.
(2)
Includes annualized interest expense for Colorado Mills and Forest Fair/Cincinnati Mills for 2002 and Discover Mills for 2001.
(3)
Assumes that following debt balances are fixed due to a collar and swaps that were put in place to fix the LIBOR rate on these loans:

•
The Block at Orange mortgage debt fixed LIBOR at 5.35% plus 1.56% totaling 6.91% on a notional amount of $108,000 (the Company's share is $24,754)
•
The Block at Orange mezzanine debt fixed LIBOR at 5.35% plus 7% totaling 12.35% on a notional amount of $23,883 (the Company's share is $5,474)
•
Opry Mills debt of $175,000 has been fixed at 5.34% due to a swap agreement
•
The Forest Fair/Cincinnati Mills loan of $58,447 has been fixed at 4.42% due to a swap agreement
•
Katy Mills debt of $148,000 (the Company's share is $49,359) is fixed after an interest rate that floats at LIBOR until March 9, 2003 and is then fixed at 6.993%
•
Discover Mills debt fixed LIBOR at 2.91% plus 2.25% totaling 5.16% on a notional amount of $126,700 (the Company's share is $34,919
•
Additional Discover Mills debt fixed LIBOR at 1.95% plus 2.25% totaling 4.20% on a notional amount of $30,000 (the Company's share is $8,268)

THE MILLS CORPORATION
KEY FINANCIAL RATIOS (Continued)
(Dollars in thousands except ratio and per share data)
(Unaudited)

	As of and for the Twelve Months Ended December 31,
	2002	2001
MARKET CAPITALIZATION CALCULATIONS
Shares and units outstanding (end of quarter)	59,434	45,260
Stock price (end of quarter)	$29.340	$26.480

	1,743,794	1,198,485
Series B Cumulative Redeemable Preferred Stock	107,500	—
Series C Cumulative Redeemable Preferred Stock	85,000	—

Total Equity Market Capitalization (A)	$1,936,294	$1,198,485

Consolidated Debt (end of quarter)	$1,298,682	$1,023,894
Mills Share of JV Debt (end of quarter)	675,791	530,689

Total Debt (B)	$1,974,473	$1,554,583

Convertible Preferred Stock (C)	$75,000	$75,000

Total Market Capitalization (A) + (B) + (C)	$3,985,767	$2,828,068

EBITDA CALCULATION (1)
Income Before Extraordinary Items and Minority Interest	$96,466	$51,461
Less: Equity in Earnings of Unconsolidated JVs before Extraordinary Items	(30,522)	(12,525)
Plus: Consolidated Depreciation and Amortization	49,995	41,385
Plus: Consolidated Interest Expense	52,800	54,172
Plus: JV Share of EBITDA from JV Investments	120,725	87,863

Total EBITDA	$289,464	$222,356

FFO and AFFO
Funds from Operations	$166,499	$121,472
Less: Recurring Capital Expenditures	(3,859)	(3,010)

Adjusted Funds From Operations	$162,640	$118,462

(1)
Includes annualized EBITDA for Colorado Mills and Cincinnati Mills in 2002 and Discover Mills in 2001.

QuickLinks

  Exhibit 99.2
THE MILLS CORPORATION SUPPLEMENTAL INFORMATION Table of Contents As of December 31, 2002
THE MILLS CORPORATION OVERVIEW
THE MILLS CORPORATION SUMMARY OF OPERATING PROPERTIES
THE MILLS CORPORATION SUMMARY OF PROPERTIES UNDER CONSTRUCTION
SUPPLEMENTAL INFORMATION CONSTRUCTION IN PROGRESS (unaudited, in millions)
THE MILLS CORPORATION SUPPLEMENTAL FINANCIAL DATA (In thousands, except per share data)
THE MILLS CORPORATION PROPERTY OPERATING INCOME (unaudited, in thousands)
THE MILLS CORPORATION UNCONSOLIDATED JOINT VENTURES NET INCOME AND FUNDS FROM OPERATIONS (unaudited, in thousands)
THE MILLS CORPORATION LEASE EXPIRATION SCHEDULE Wholly Owned Properties (1) (unaudited)
THE MILLS CORPORATION LEASE EXPIRATION SCHEDULE Unconsolidated Joint Venture Properties (1) (unaudited)
THE MILLS CORPORATION RENTAL RATES (unaudited)
THE MILLS CORPORATION AVERAGE RENTS (unaudited)
THE MILLS CORPORATION SUMMARY OF OUTSTANDING CONSOLIDATED INDEBTEDNESS As of December 31, 2002 (Dollars in thousands) (unaudited)
THE MILLS CORPORATION SUMMARY OF OUTSTANDING UNCONSOLIDATED INDEBTEDNESS As of December 31, 2002 (Dollars in thousands) (Unaudited)
THE MILLS CORPORATION SPECIALTY STORE TENANT REPORTED SALES ANALYSIS (unaudited)
THE MILLS CORPORATION CAPITAL EXPENDITURES FOR OPERATING PROPERTIES MILLS, BLOCK AND COMMUNITY CENTERS COMBINED (1)(2) (unaudited)
THE MILLS CORPORATION KEY FINANCIAL RATIOS (Dollars in thousands except ratio and per share data) (Unaudited)